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                   As Filed With the SEC on November 30, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                Date of Report (date of earliest event reported):
                                November 30, 2001

                            LUCENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                     1-11639                                                         22-3408857
            (Commission File Number)                                     (IRS Employer Identification No.)

  600 Mountain Avenue, Murray Hill, New Jersey                                       07974
    (Address of principal executive offices)                                       (Zip Code)


                                                     (908) 582-8500
                                             (Registrant's Telephone Number)




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Item 5. Other Events.


         Included under Item 7 of this Report on Form 8-K, is consolidated financial statements and management's discussion and analysis of results of operations and financial condition at September 30, 2001 and 2000 and for each of the years ended September 30, 2001, 2000 and 1999.

Item 7. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibits are included with this Report:

     Exhibit 23     -- Consent of PricewaterhouseCoopers LLP

     Exhibit 99.1   -- Consolidated financial statements and management's
                       discussion and analysis of results of operations and financial condition as of September 30, 2001 and 2000 and for the years ended September 30, 2001, 2000 and 1999




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            LUCENT TECHNOLOGIES INC.

                                           By:   /s/ JOHN A. KRITZMACHER
                                                     John A. Kritzmacher
                                                     Senior Vice President and
                                                      Corporate Controller

November 30, 2001




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                                INDEX TO EXHIBITS

Exhibit 23        Consent of PricewaterhouseCoopers LLP

Exhibit 99.1 Consolidated financial statements and management's discussion and analysis of results of operations and financial condition as of September 30, 2001 and 2000 and for the years ended September 30, 2001, 2000 and 1999